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                                                                   EXHIBIT 4.2


COMMON STOCK                                                      COMMON STOCK
SHARES                                                                  SHARES

DCC


                                    [LOGO]

                                    DITECH


                       DITECH COMMUNICATIONS CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS   CUSIP 25500R 10 2

     THIS CERTIFIES THAT ___________________________ is the owner of fully paid and nonassessable shares of common stock, par value $0.001 per share, of DITECH COMMUNICATIONS CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
       -------------------------

         [Signature]                                   [Signature]
--------------------------------          -------------------------------------
Chief Financial Officer                   President and Chief Executive Officer
and Assistant Secretary



                                       [Seal]
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                         DITECH COMMUNICATIONS CORPORATION

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by an certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -    as tenants in common

TEN ENT   -    as tenants by the entireties

JT TEN    -    as joint tenants with right
               of survivorship and not as
               tenants


UNIF GIFT MIN ACT - ____________ Custodian _____________________
                       (Cust)                (Minor)

                    Under Uniform Gifts To Minors

                    Act ________________________________________
                                   (State)

UNIF TRF MIN ACT - ___________ Custodian (until age) ___________
                      (Cust)                           (Minor)

                   ___________ (under California _______________)
                     (minor)

                   ___________ Act _____________________________
                                              (State)


     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

     Please Insert Social Security Or Other
         Identifying Number of Assignee

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_______________________________________________________________________________
            (Please Print Or Typewrite Name And Address Of Assignee)

_______________________________________________________________________________
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_______________________________________________________________________________

_______________________________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________

Attorney to transfer the said stock on the books of the within named

Corporation with full power of substitution in the premises.

Dated _______________________


                                      X _______________________________________

                                      X _______________________________________

                                      NOTICE: The Signature To This Assignment
                                      Must Correspond With The Name As Written
                                      Upon The Face Of The Certificate In Every
                                      Particular Without Alteration Or
                                      Enlargement Or Any Change Whatever.



Signature(s) Guaranteed





By: _______________________________________
The Signature(s) must be guaranteed by an
eligible guarantor institution (banks,
stockbrokers, savings and loan associations
and credit unions with membership in an
approved signature guarantee medallion
program), pursuant to the S.E.C. Rule 17Ad-15.